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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is intended to accompany the Annual Report of Finlay Fine Jewelry Corporation (the "Company") on Form 10-K for the period ended
February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned, in their respective capacities as set forth below, hereby certify that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


        /s/ Arthur E. Reiner        Chief Executive Officer  Date:  May 1, 2003
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         Arthur E. Reiner


        /s/ Bruce E. Zurlnick       Chief Financial Officer  Date:  May 1, 2003
       -----------------------
         Bruce E. Zurlnick